90058-P1 05/23

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 16, 2023

TO THE PROSPECTUS DATED MAY 1, 2023 OF

WESTERN ASSET SHORT-TERM BOND FUND (the “Fund”)

Effective May 16, 2023, the following is added to the section entitled “More on the fund’s investment strategies, investments and risks – Important Information” in the Fund’s Statutory Prospectus:

The fund may invest up to 10% of its assets in securities rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by the subadviser). Securities rated below investment grade are commonly referred to as “junk” bonds or “high yield securities.”

Please retain this supplement for future reference